Legg Mason

Special Investment Trust, Inc.

Investment Commentary and
Quarterly Report to Shareholders
December 31, 2008

ii       Investment Commentary

Legg Mason Special Investment Trust, Inc.

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

	Fourth Quarter 2008	One Year	Average Annual Total Returns
			Five Years	Ten Years	Since InceptionA
Special Investment Trust:
Primary ClassB	–32.47%	–54.25%	–10.25%	+0.01%	+8.33%
Class R	–32.44%	–54.08%	N/A	N/A	–33.39%
Financial Intermediary Class	–32.36%	–53.95%	N/A	N/A	–10.27%
Institutional Class	–32.29%	–53.75%	–9.30%	+1.06%	+7.50%
S&P MidCap 400 IndexC	–25.55%	–36.23%	–0.08%	+4.46%	+11.58%
Lipper Mid-Cap Core Funds
Category AverageD	–25.09%	–38.53%	–1.32%	+3.79%	+8.40%
Russell Midcap IndexE	–27.27%	–41.46%	–0.71%	+3.18%	+10.07%
S&P 500 IndexF	–21.94%	–37.00%	–2.19%	–1.38%	+9.06%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CB and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the C, R, Financial Intermediary and Institutional Classes were 1.84%, 1.47%, 1.21% and 0.79%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1% for shares purchased by investors on and after that date and redeemed within one year of purchase.

For the three months ended December 31, 2008, Primary Class shares of Legg Mason Special Investment Trust, Inc. returned -32.47%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Index, returned -25.55% for the same period. The Lipper Mid-Cap Core Funds Category Average returned -25.09% over the same time frame. The Fund also lagged the larger-cap S&P 500 Index and the Russell Midcap Index.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

The stock market decline during the fourth quarter and calendar year 2008 approached record levels that have not been seen since the Great Depression. The global economy faces a liquidity trap; the multiplying effects of debt on economic activity have reversed, creating a vicious feedback loop. Asset declines have driven deleveraging, driving further asset declines. Rinse, repeat. The multiplier that debt represents has become instead a wealth destroying divisor. Collapsing consumption to meet debt maturities has created excess inventory, especially housing in the U.S. and Europe, and a financial system that is clogged by obligations where the collateral suddenly has insufficient value to protect lenders. Export-based economies like China and India without sufficient internal demand to soak up excess production capacity face similar problems for different reasons. The result of all this? The world’s capital markets have broken down coincident with a severe drop in real economic activity.

The rest of this letter could be spent on trying to ascertain the likely outcome of this deflationary cycle and the level and timing of an economic recovery, which is obviously the main focus of the financial press these days. Unfortunately, my opinion on macroeconomic matters, like that of most others, would simply be an educated guess with a very uncertain probability of being right.

Instead, I fall back on the history of previous economic and market crises, which suggest that the massive global policy response will eventually break the deflationary cycle. Indeed, there are already encouraging signs of progress in the global money markets with some credit spreads tightening. However, the markets are still trying to define the downside of the credit cycle and the extent of asset write-downs that still must be absorbed by the financial system. This uncertainty is putting tremendous pressure on the global banking system which is not effectively intermediating credit, and thus greatly hampering expansionary monetary policy.

To offset the current failure of the global banking system to lend, I think the Federal Government will go back to the spirit of its original Troubled Asset Relief Program (“TARP”) plan by directly absorbing impaired assets via a massive “bad bank” facility. I also think it’s likely that declining bank capital levels will be addressed by temporarily relaxing regulatory capital requirements, as the direct government capital infusions to selected banks from the first tranche of TARP did not solve the problem. Regardless of what exactly transpires, expect further aggressive policy response until something works. It’s also important to remember that policy, especially monetary policy, always works with a time lag – especially when the plumbing is this clogged. Thus, my macro summation is that current deflationary trends are terrifying for our leveraged system, but the aggressive policy response will eventually bring us back from the abyss.

Moving beyond the big picture, my focus, with help from our research team, is estimating how business values are being impacted by the severe recession, and trying to

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

understand how those values could change. What happens if deflation lasts through 2010? What is the impact on long-term economic growth from a potential structural shift in U.S. savings rates? What if China’s GDP growth goes negative? What if we have a powerful economic recovery sooner than investors think? What if inflation spins out of control? What if Treasuries sell off dramatically? These are just a few of the possibilities we are trying to work into our bottom-up valuations. The challenge in doing this currently is that we, like all investors, face a range of possible outcomes that seems especially wide right now, and it’s likely that investors will need to adjust to a new set of “normal” long-term economic and market parameters.

The silver lining of all this uncertainty, however, is that the opportunity set of stocks selling well below intrinsic value remains abnormally large, and the most inexpensive among them have rarely had lower valuations. Consistent with previous letters, this backdrop suggests well-executed valuation strategies have the potential to do extremely well, as stock prices inevitably, but unpredictably, converge with business values.

In the environment I am describing, where macro policy ultimately works and there are substantial valuation opportunities, the key to earning high returns is successfully executing a valuation strategy. In light of our underperformance in 2008, a legitimate question is why shareholders should have confidence in my ability to exploit the historic valuation opportunity before us, while managing the risks of a very uncertain market environment. A good place to start is to highlight three critical factors that hampered Fund returns:

•

As discussed in my second quarter letter, over the last several quarters the momentum-driven market drove the valuation gap between the cheapest stocks relative to the overall market from historic lows to historic highs. As a result, the cheapest stocks got cheaper and valuation strategies suffered accordingly. The Fund’s process of buying stocks below intrinsic business value and waiting for convergence will not do well during periods of extreme divergence.

•

With the dislocation in credit markets and ensuing economic weakness, stocks with quality characteristics, meaning businesses that can earn returns above their cost of capital over the cycle with manageable debt leverage, experienced less downside, even if they were relatively more expensive than some of the Fund’s “deep value” holdings. In the parlance of statistics, quality factors truncated the left tail of the valuation range more effectively than valuation alone.

•

The Fund held too many companies that were working towards the goal of improving returns in the future at a time when the environment took away their ability to improve from low returns on capital. This “improvability” value strategy was not successful in the face of historic market and economic dislocations.

Looking forward, I believe the great momentum-driven divergence of 2008 will eventually lead to an equally great valuation-driven convergence of stock prices and

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

business values, if history is any guide. The Fund’s core valuation process has not changed despite the adversity we have experienced, and the strategy is focused on maximizing any potential convergence. We have systematically selected stocks that are valued in the cheapest 40% (top two quintiles) of the overall market, and have daily support from the analyst team in estimating the intrinsic business value of our holdings. The specific analyst-driven valuation work allows me to compare the Fund’s return potential versus the broader mid-cap market, the primary metric in executing the Fund’s valuation strategy.

While you might argue that is similar to last year, what has changed is that the broad market sell off has allowed the Fund to potentially better manage risk as we can now find extremely cheap stocks in all sectors of the market, and in “quality” companies with sustainably high returns on capital and solid balance sheets. As a result, we have broadened out the Fund’s sector exposures, while raising returns on capital and lowering debt leverage for the Fund’s holdings in aggregate. The key is that these changes have been done without sacrificing the Fund’s valuation-driven return potential.

The following basic metrics from Mellon Analytical Solutions compare the Fund at the end of the third and fourth quarters, and to the S&P MidCap 400 Index at the end of the fourth quarter:

	Special Investment Trust		S&P 400
	Q4 ‘08	Q3 ‘08	Q4 ‘08
Forward 12-Month Portfolio P/E	10.5x	11.3x	10.8x
Portfolio Price/Book	1.1x	1.6x	1.4x
Portfolio Price/Sales	0.5x	0.9x	0.7x
Return On Equity (5 year average)	17.2%	13.1%	15.7%
L.T. EPS Growth Forecast	13.8%	14.7%	11.9%

The key takeaway is that the Fund remains cheaper than the broader mid-cap index on every metric despite higher forecasted earnings growth, and the securities held by the Fund now also enjoy higher historic returns on equity than the overall index. It’s also important to note that the historic return on equity of the securities held by the Fund is now above the expected long-term earnings growth rate of the Fund’s portfolio. If this relationship is sustained going forward, it would suggest that the earnings growth of the Fund’s holdings in aggregate would be more than adequately funded by internal capital generation. This ability to self-fund growth could prove to be a key relative quality advantage, mitigating risk from further capital market disruptions. This is a critical shift from my strategy in 2008 and why I believe the Fund is better positioned as a result of what I have learned in the past 12 months.

Most importantly, I think the Fund’s valuation strategy passed a very important test over the past eight weeks. Convergence valuation strategies had their best rebound since

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

the Great Depression, with some valuation models enjoying record relative return days during this period. Specifically, Barclays Capital’s Valuation Index had its sharpest one day relative move in early January, based on a database stretching back to 1950, or over 15,000 trading days! Not surprisingly, the convergence of equity valuation spreads coincided with a compression in credit spreads, as extremely dislocated capital markets got modestly less stressed. Certainly, we are a long way from normal and any recovery will come in fits and starts, but this period showed the potential returns to valuation that have built up in the system. The Fund followed the script during this period, with a net return that exceeded the major mid-cap stock indices by over 1400 basis pointsG (“bps”). A solid start, but I have a lot of ground to make up.

Even after the recent run, valuation dispersions, which quantify the return potential from valuation convergence, have only been wider 2% of the time according to Empirical Research Partners. This suggests valuation strategies still have the potential to do extremely well going forward, but I do not think the pace of convergence will continue at the same speed or without interruption. The scale and scope of this global crisis suggest that normalization in valuation spreads will likely occur over a very long period of time and will not progress in a linear fashion. As before, future periods of divergence will pressure the Fund’s relative returns, but I believe the Fund is in a much better position to weather continued turbulence without sacrificing the upside potential from this historic valuation opportunity because we have been able to trade up in terms of quality.

This decision to increase quality drove higher turnover than average, but has resulted in much better risk-adjusted returns. On a long-term basis, I would expect Fund annual turnover to fall back towards approximately 50%, suggesting a more normal two-year holding period. However, the extreme market volatility created incredible opportunities for contrarians who could assess long-term intrinsic business value. I’m confident Legg Mason Capital Management is in that camp, and I’m well supported in these valuation efforts.

Given the large number of new names, I think it is more productive to group new Fund holdings into buckets of opportunities as I currently frame them, rather than going into specific details on each name:

•

Classic cyclical plays within industries that are slashing capital spending and liquidating inventories. These actions should eventually result in a powerful recovery in pricing and margins. Given the magnitude of the economic downturn, the cyclical recovery potential could be huge, even in a slow growth environment. The goal is to find companies that have the resources to survive the downturn, while being very cognizant of Fund position sizing. Cimarex Energy, Exterran Holdings, Helix Energy Solutions, Max Capital Group and Prudential Financial.

•	Secular growth companies where valuations now discount average or even below average growth. If these companies can sustain above average growth, especially in

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

a slow growth recovery, the benefit should be material valuation expansion as systemic stress abates. Essentially, I’m trying to buy long-term growth options for free. MercadoLibre, Mindray Medical International, Juniper Networks, SEI Investments and Paychex.

•

High return on capital companies that discount zero or even negative long-term growth. In many cases, investor expectations will prove to be too pessimistic, as these companies enjoy high internal cash generation that can be reinvested in potential growth opportunities. As with the category above, I’m paying nothing for any potential long-term growth options, which reflects this abnormal market environment. International Game Technology and eBay.

•

Companies whose fundamentals are actually holding up or even improving despite the severe drop in global economic activity. These opportunities are few and far between right now, but the relative earnings advantage should generate high current relative returns. The key is not paying a valuation premium for the current rarity of relatively stable or even improving earnings and free cash flow. Exterran Holdings, Max Capital and UAL Corporation.

•

Stocks with dividend yields above the risk free rate, where dividend payouts are well funded by internal free cash flow generation. A simple valuation strategy, but with a very high probability of generating excess returns in my mathematical opinion. International Game Technology and Paychex.

Despite steady but very manageable redemptions, the Fund clearly acted as a liquidity provider during the quarter. This was not a haphazard effort, as we carefully tracked mid-cap focused hedge funds and mutual funds that were subject to heavy voluntary and involuntary liquidations. With security prices being set by the most desperate seller into a relatively illiquid market, I was able to buy many of the Fund’s new holdings at prices that I believe had nothing to do with long-term economic value. At some point, the record amount of cash on the sidelines will move back into long-duration assets, liquidations will subside and value will fully reassert itself. I have tried to position the Fund to greatly benefit from this normalization in capital markets, while being cognizant of continued uncertainty and market turbulence.

Thanks for your continued long-term support during these incredibly challenging times.

Samuel M. Peters, CFA

January 20, 2009

DJIA 7,949.09

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

Investment risks: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High yield bonds involve greater credit and liquidity risk than investment grade bonds. All investments are subject to risk, including the loss of principal. Past performance is no guarantee of future results.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The inception date of the Primary Class is December 30, 1985. The inception date of Class R is December 28, 2006. The inception date of the Financial Intermediary Class is July 30, 2004. The inception date of the Institutional Class is December 1, 1994. Index returns are for periods beginning December 31, 1985. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	On February 1, 2009, Primary Class Shares were renamed Class C Shares.
C	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
D

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

E

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

F	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
G	A basis point is one one-hundreth ( 1/100 or 0.01) of one percent.

N/A — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders       1

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s quarterly report for the three months ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	3 Months	12 Months
Special Investment Trust:
Primary ClassA	–32.47%	–54.25%
Class R	–32.44%	–54.08%
Financial Intermediary Class	–32.36%	–53.95%
Institutional Class	–32.29%	–53.75%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CA and R, please visit www.leggma-son.com/individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund’s share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient

2       Quarterly Report to Shareholders

and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

This is my first letter to you as Chairman of the Fund. In November, the Fund’s Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Fund. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting	David Odenath
Chairman	President

February 27, 2009

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and the Institutional Class for the periods indicated. The lines for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing each securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4       Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–54.25%	–54.25%
Five Years	–41.76%	–10.25%
Ten Years	+0.07%	+0.01%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders       5

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–54.08%	–54.08%
Life of Class*	–55.78%	–33.39%
* Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

6       Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–53.95%	–53.95%
Three Year	–51.42%	–21.39%
Life of Class*	–38.08%	–10.27%
* Inception date: July 30, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning July 31, 2004.

Quarterly Report to Shareholders       7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–53.75%	–53.75%
Five Years	–38.63%	–9.30%
Ten Years	+11.12%	+1.06%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8       Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of December 31, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2008)

Security	% of Net Assets
Hatteras Financial Corp.	5.5%
Assured Guaranty Ltd.	5.3%
Continental Airlines Inc.	4.4%
Lennar Corp.	3.9%
Quanta Services Inc.	3.6%
Career Education Corp.	3.5%
Red Hat Inc.	3.2%
WellPoint Inc.	3.1%
Corporate Executive Board Co.	2.7%
International Game Technology	2.6%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders       9

Selected Portfolio PerformanceD

Strongest performers for the quarter ended December 31, 2008E
1.	Hatteras Financial Corp.	+25.2%
2.	Career Education Corp.	+9.7%
3.	Continental Airlines Inc.	+8.3%
4.	WellPoint Inc.	–9.9%
5.	Red Hat Inc.	–12.3%
6.	Alkermes Inc.	–19.9%
7.	Reliant Energy Inc.	–21.4%
8.	Quanta Services Inc.	–26.7%
9.	Analog Devices Inc.	–27.0%
10.	SLM Corp.	–27.9%

Weakest performers for the quarter ended December 31, 2008E
1.	Downey Financial Corp.	–96.1%
2.	Fortress Investment Group LLC	–90.5%
3.	Syncora Holdings Ltd.	–87.4%
4.	XL Capital Ltd.	–78.7%
5.	Genworth Financial Inc.	–66.4%
6.	Marine Harvest	–63.4%
7.	Advanced Medical Optics Inc.	–62.8%
8.	Electronic Arts Inc. (EA)	–56.6%
9.	Take-Two Interactive Software Inc.	–53.9%
10.	Harley-Davidson Inc.	–53.6%

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

10       Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
Affymetrix Inc.	Accenture Ltd.
Cimarex Energy Co.	Amazon.com Inc.
eBay Inc.	Ambac Financial Group Inc.
Exterran Holdings Inc.	Amdocs Ltd.
Helix Energy Solutions Group Inc.	Cell Genesys Inc.
International Game Technology	Collective Brands Inc.
Juniper Networks Inc.	DST Systems Inc.
Max Capital Group Ltd.	Evergreen Solar Inc.
Mercadolibre Inc.	General Motors Corp.
Mindray Medical International Ltd. – ADR	Level 3 Communications Inc.
Paychex Inc.	Medicis Pharmaceutical Corp.
Prudential Financial Inc.	National City Corp.
SEI Investments Co.	Polycom Inc.
State Street Corp.	Sears Holdings Corp.
Super Dimension Ltd.	Sprint Nextel Corp.
UAL Corp.

Quarterly Report to Shareholders       11

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

December 31, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 98.9%
Consumer Discretionary — 13.7%
Automobiles — 1.5%
Harley-Davidson Inc.	700,000	$11,879,000

Diversified Consumer Services — 3.5%
Career Education Corp.	1,600,000	28,704,000	A

Hotels, Restaurants and Leisure — 2.6%
International Game Technology	1,800,000	21,402,000

Household Durables — 3.9%
Lennar Corp.	3,700,000	32,079,000

Internet and Catalog Retail — 2.2%
Expedia Inc.	2,200,000	18,128,000	A

Consumer Staples — 1.3%
Food Products — 1.3%
Marine Harvest	69,051,900	10,628,594	A

Energy — 4.5%
Energy Equipment and Services — 3.5%
Exterran Holdings Inc.	825,000	17,572,500	A
Helix Energy Solutions Group Inc.	1,500,000	10,860,000	A

		28,432,500

Oil, Gas and Consumable Fuels — 1.0%
Cimarex Energy Co.	300,000	8,034,000

12       Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Financials — 21.6%
Capital Markets — 5.3%
Fortress Investment Group LLC	1,600,000	$1,600,000
Heckmann Corp.	2,500,000	14,125,000	A
SEI Investments Co.	700,000	10,997,000
State Street Corp.	425,000	16,715,250

		43,437,250

Consumer Finance — 2.3%
SLM Corp.	2,100,000	18,690,000	A

Insurance — 7.5%
Assured Guaranty Ltd.	3,811,332	43,449,185
Genworth Financial Inc.	1,728,600	4,891,938
Max Capital Group Ltd.	150,000	2,655,000
Prudential Financial Inc.	150,000	4,539,000
Syncora Holdings Ltd.	4,202,041	714,347	A,B
XL Capital Ltd.	1,500,000	5,550,000

		61,799,470

Real Estate Investment Trusts (REITs) — 6.5%
Chimera Investment Corp.	2,200,000	7,590,000
Hatteras Financial Corp.	1,700,000	45,220,000	C
Thornburg Mortgage Inc.	3,203,700	496,573	A

		53,306,573

Health Care — 13.2%
Biotechnology — 2.1%
Alkermes Inc.	1,600,000	17,040,000	A

Health Care Equipment and Supplies — 7.4%
Advanced Medical Optics Inc.	1,900,000	12,559,000	A
BG Medicine Inc. Pfd.	1,538,462	10,000,003	B,D
Mindray Medical International Ltd. – ADR	675,000	12,150,000
Super Dimension Ltd. Pfd.	466,636	10,000,010	B,D
Zimmer Holdings Inc.	390,000	15,763,800	A

		60,472,813

Quarterly Report to Shareholders       13

	Shares/Par	Value
Health Care — Continued
Health Care Providers and Services — 3.1%
WellPoint Inc.	600,000	$25,278,000	A

Life Sciences Tools and Services — 0.6%
Affymetrix Inc.	1,700,000	5,083,000	A

Industrials — 12.8%
Airlines — 6.5%
Continental Airlines Inc.	2,000,000	36,120,000	A
UAL Corp.	1,500,000	16,530,000

		52,650,000

Construction and Engineering — 3.6%
Quanta Services Inc.	1,500,000	29,700,000	A

Professional Services — 2.7%
Corporate Executive Board Co.	1,000,000	22,060,000

Information Technology — 23.6%
Communications Equipment — 1.7%
Juniper Networks Inc.	800,000	14,008,000	A

Computers and Peripherals — 1.7%
Lenovo Group Ltd.	51,000,000	13,995,408

Internet Software and Services — 5.3%
eBay Inc.	1,200,000	16,752,000	A
Mercadolibre Inc.	1,300,000	21,333,000	A
Rackspace Hosting Inc.	1,000,000	5,380,000	A

		43,465,000

14       Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Information Technology — Continued
IT Services — 2.6%
Paychex Inc.	800,000	$21,024,000

Semiconductors and Semiconductor Equipment — 6.0%
Analog Devices Inc.	750,000	14,265,000
Marvell Technology Group Ltd.	3,100,000	20,677,000	A
National Semiconductor Corp.	1,400,000	14,098,000

		49,040,000

Software — 6.3%
Electronic Arts Inc. (EA)	800,000	12,832,000	A
Red Hat Inc.	2,000,000	26,440,000	A
Take-Two Interactive Software Inc.	1,700,000	12,852,000

		52,124,000

Materials — 2.3%
Chemicals — 2.3%
Nalco Holding Co.	1,600,000	18,464,000

Telecommunication Services — 2.0%
Wireless Telecommunication Services — 2.0%
NII Holdings Inc.	900,000	16,362,000	A

Utilities — 3.9%
Independent Power Producers and Energy Traders — 3.9%
Calpine Corp.	2,050,000	14,924,000	A
Reliant Energy Inc.	3,000,000	17,340,000	A

		32,264,000

Total Common Stocks and Equity Interests (Cost — $1,206,300,898)		809,550,608

Quarterly Report to Shareholders       15

	Shares/Par	Value
Corporate Bonds and Notes — N.M.
Downey Financial Corp., 6.5%, 7/1/14	$44,100,000	$207,799	E

Total Corporate Bonds and Notes (Cost — $31,933,310)		207,799

Total Investments — 98.9% (Cost — $1,238,234,208)F		809,758,407
Other Assets Less Liabilities — 1.1%		9,432,237

Net Assets — 100.0%		$819,190,644

Net Asset Value Per Share:
Primary Class		$14.91

Class R		$18.85

Financial Intermediary		$18.96

Institutional Class		$19.29

N.M. Not Meaningful.

A	Non-income producing.
B

In this instance, defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2008, the total market value of the Fund’s position in Affiliated Companies was $20,714,360, and the cost was $30,386,161.

C

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 5.52% of net assets.

D	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
E	Bond is in default as of December 31, 2008.
F

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$63,497,933
Gross unrealized depreciation	(491,973,734)

Net unrealized depreciation	$(428,475,801)

Pfd. — Preferred stock.

           Notes

Notes

           Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-285/Q (02/09) TN09-4340